Exhibit 99.1

News Release
L.B. Foster Company Announces Executive Officer Changes

PITTSBURGH, PA, July 30, 2026 – L.B. Foster Company (NASDAQ: FSTR), a global technology solutions provider of products and services for the Rail and Infrastructure markets, announced today that, effective August 1, 2026, its Board of Directors has approved certain changes among its executive officers.

John F. Kasel, President and Chief Executive Officer of the Company, remarked, “In continuation of the Company’s focus on driving shareholder value and leveraging talent, I am pleased to announce changes regarding two key employees effective August 1, 2026 (the “Effective Date”). Jason Bowlin is promoted to Senior Vice President – Rail (“SVP – Rail”), succeeding industry veteran Greg Lippard, who has provided notice of his intention to retire from the Company at the end of the year. Greg and Jason have been instrumental in our work to date, and I anticipate that Jason will make significant contributions in his new role. I also want to congratulate Greg Lippard on his upcoming retirement and thank him for decades of distinguished and effective service to the Company.”

Mr. Jason K. Bowlin currently serves as the Company’s Vice President - Global Friction Management and Rail Products (“VP - Global FM and Rail Products”), and was appointed the Company’s SVP - Rail effective on the Effective Date, reporting to Bill Thalman, Executive Vice President and Chief Operating Officer (“EVP & COO”). He will cease to serve as VP - Global FM and Rail Products on the Effective Date. Mr. Bowlin, age 44, has served as VP – Global FM and Rail Products since 2025 and served as the Company’s Vice President - Global Friction Management from 2021 - 2025; Vice President - Rail Products from 2019 - 2021; General Manager, Transit Products from 2015 - 2019; and Senior Project Manager and Estimator from 2011 - 2015. Before joining the Company, he was employed by Yamaha Motor Corporation as Quality Engineer from 2008 - 2011 and by Toyota Motor North America as Material Development Engineer from 2002 - 2008. Mr. Bowlin holds a Bachelor of Science degree in Mechanical Engineering from Georgia Institute of Technology.

On July 28, 2026, Mr. Gregory W. Lippard, currently serving as SVP - Rail of the Company, informed the Board that he intends to retire from the Company effective December 31, 2026 (the "Retirement Date"). On the Effective Date, he will assume the role of Senior Vice President - Special Rail Projects, reporting to Bill Thalman, EVP and COO, and will serve in that capacity through the Retirement Date. He will cease to be SVP - Rail on the Effective Date. Mr. Lippard, age 58, has served as SVP - Rail since 2021, as Vice President – Rail from 2019 – 2021, and in roles of increasing responsibility from 1991 – 2000.

Raymond T. Betler, L.B. Foster Chairman of the Board of Directors, commented on the appointment and retirement, "These individuals have excelled throughout their tenure at L.B. Foster and have played vital roles in the execution of our strategic plan while adding significant value to the Company. The promotion of Jason Bowlin will further strengthen our executive management team. I congratulate Jason on this well-deserved recognition and opportunity and also express my gratitude to Greg Lippard on his development and mentoring of Jason, his decades of contributions and service, and his well-deserved retirement."

About L.B. Foster Company

Founded in 1902, L.B. Foster Company is a global technology solutions provider of products and services for the rail and infrastructure markets. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance needs of its customers' most challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.

Forward-Looking Statements
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, valuations and impairments, and plans regarding our financial position, liquidity, capital resources, results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: adverse economic conditions in the markets we serve, including recession, the volatility in the prices for oil and gas, tariffs, duties or trade wars, inflation, rising labor costs, project delays, and budget shortfalls, or otherwise; the disruption of government funding programs as a result of potential periodic government shutdowns; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a decrease in freight or transit rail traffic; environmental matters and the impact of environmental regulations, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, global shipping disruptions, the imposition of increased or new tariffs, and trade restrictions or embargoes, or uncertainties relating to the imposition and enforcement of tariffs; our ability to timely effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, and to realize anticipated synergies and benefits; costs of and impacts associated with shareholder activism; the timeliness, cost, and availability of materials from our major suppliers, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; emerging technologies, including those related to or arising from artificial intelligence, and resultant risks to our business and operations; cybersecurity risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, either with respect to our systems or those of third parties on whom we rely, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation, business or financial condition; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; our ability to maintain effective internal controls over financial reporting and disclosure controls and procedures; any change in policy or other change due to the results of the UK’s parliamentary elections and the U.S. presidential and congressional elections that could affect UK or US business conditions; other geopolitical conditions, including the ongoing conflicts between Russia and Ukraine, conflicts in the Middle East, and increasing tensions between China and Taiwan; a lack of, freezing of, or delay in state or federal funding for infrastructure projects; an increase in manufacturing or material costs, including volatility in steel prices, oil prices, and wage inflation; the loss of future revenues from current customers; any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments, including any governmental travel restrictions; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2025, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.
The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.
Investor Relations:
Lisa Durante
412-928-3400, and follow the prompts
investors@lbfoster.com
L.B. Foster Company
415 Holiday Drive
Suite 100
Pittsburgh, PA 15220